FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 29, 2006, is by and among LIONBRIDGE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), LIONBRIDGE INTERNATIONAL (f/k/a Lionbridge Technologies Ireland), a company formed under the laws of Ireland and a Subsidiary of the Company (the “Irish Borrower”), LIONBRIDGE TECHNOLOGIES HOLDINGS B.V., a company incorporated under the laws of The Netherlands with corporate seat in Amsterdam and a Subsidiary of the Company (“Lionbridge Holdings BV”), LIONBRIDGE OF EUROPE B.V., a company incorporated under the laws of The Netherlands (“Lionbridge of Europe”; together with the Company, the Irish Borrower and Lionbridge Holdings BV, the “Borrowers”), those Material Domestic Subsidiaries of the Company party hereto (each a “US Guarantor” and collectively, the “US Guarantors”), LIONBRIDGE HOLDINGS LUXEMBOURG S.A.R.L., a company incorporated under the laws of Luxembourg (“Lionbridge Holdings Sarl”), LIONBRIDGE LUXEMBOURG S.A.R.L., a company incorporated under the laws of Luxembourg (“Lionbridge Sarl”), the Subsidiaries of the Irish Borrower and the Dutch Borrowers party hereto (together with the Borrowers, the US Guarantors, Lionbridge Holdings Sarl and Lionbridge Sarl, the “Foreign Guarantors” and each a “Foreign Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (defined below) under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrowers, the US Guarantors, the Foreign Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of September 1, 2005 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Credit Parties have requested the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean September 29, 2006.

“Lionbridge International Finance” shall mean Lionbridge International Finance, a company formed under the laws of Ireland and a Subsidiary of the Irish Borrower.

1.2 Amendment to Definition of Permitted Investments. The definition of Permitted Investments set forth in Section 1.1 of the Credit Agreement is hereby amended to add a new clause (n) and a new clause (o) to read as follows with the appropriate grammatical and punctuation changes thereto:

(n) Investments in and loans to Lionbridge International Finance by Credit Parties in an aggregate amount not to exceed $25,000,000 at any time outstanding; and

(o) Investments in and loans to Lionbridge International Finance by Domestic Subsidiaries that are not Credit Parties.

1.3 Amendment to Section 6.1(f). Section 6.1(f) is hereby amended and restated in its entirety to read as follows:

(f) unsecured intercompany Indebtedness owed by Credit Parties (other than Foreign Credit Parties) and their Domestic Subsidiaries to Subsidiaries of the Company;

1.4 Amendment to Negative Covenants. A new Section 6.15 is hereby added to Article VI of the Credit Agreement to read as follows:

Section 6.15 Lionbridge International Finance.

Except for intercompany Indebtedness, Lionbridge International Finance shall not incur any Indebtedness nor grant any Liens upon any of its properties or assets nor engage in any operations, business or activity other than (a) making loans to and investing in the Credit Parties and their Subsidiaries, (b) receiving deposits from the Credit Parties and their Subsidiaries, to the extent permitted by Section 6.5, and (c) performing administrative functions in connection with the foregoing operations and activities.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b) Executed Consents. The Administrative Agent shall have received executed consents, in the form of Exhibit A attached hereto, from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative Agent of a signature to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c) Fees and Expenses. The Borrower shall have paid in full all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1 Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 General Release. In consideration of the Administrative Agent, on behalf of the Lenders, entering into this Amendment, each Credit Party hereby releases the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

3.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the Credit Parties and the Administrative Agent (on behalf of the Required Lenders) have caused this Amendment to be duly executed on the date first above written.

COMPANY:	LIONBRIDGE TECHNOLOGIES, INC.,

a Delaware corporation

	By:	/s/ Joseph Frank

Name: Joseph Frank
Title: Treasurer

IRISH BORROWER:		LIONBRIDGE INTERNATIONAL

(f/k/a LIONBRIDGE TECHNOLOGIES IRELAND),

a company organized under the laws of Ireland

	By:	/s/ Rory J. Cowan

Name: Rory J. Cowan
Title: Director

DUTCH BORROWERS:	LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.,

a company incorporated under the laws of The

Netherlands

	By:	/s/ Rory J. Cowan

Name: Rory J. Cowan
Title: Managing Director

LIONBRIDGE OF EUROPE B.V., a company incorporated under the laws of The Netherlands

By: /s/ Rory J. Cowan
Name: Rory J. Cowan
Title: Managing Director

US GUARANTORS:		VERITEST, INC.,

a Delaware corporation

	By:	/s/ Rory J. Cowan

Name: Rory J. Cowan
Title: President

MENTORIX TECHNOLOGIES INC.,
a California corporation

By: /s/ Rory J. Cowan
Name: Rory J. Cowan
Title: President

LIONBRIDGE US, INC.,

a Delaware corporation

By: /s/ Rory J. Cowan
Name: Rory J. Cowan
Title: President

LIONBRIDGE GLOBAL SOLUTIONS COMPANIES, INC. f/k/a BGS

COMPANIES, INC.,
a Delaware corporation

By: /s/ Rory J. Cowan
Name: Rory J. Cowan
Title: President

LIONBRIDGE GLOBAL SOLUTIONS FEDERAL, INC. f/k/a BOWNE GLOBAL

SOLUTIONS FEDERAL, INC.,
a Delaware corporation

By: /s/ Rory J. Cowan
Name: Rory J. Cowan
Title: President

LIONBRIDGE GLOBAL SOLUTIONS II, INC. f/k/a BOWNE GLOBAL

SOLUTIONS II, INC.,
a New York corporation

By: /s/ Rory J. Cowan
Name: Rory J. Cowan
Title: President

FOREIGN GUARANTORS:		LIONBRIDGE TECHNOLOGIES B.V.,

a company incorporated under the laws of The Netherlands

	By:	/s/ Rory J. Cowan

Name: Rory J. Cowan
Title: Managing Director

LIONBRIDGE HOLDINGS LUXEMBOURG S.A.R.L.,

a company incorporated under

the laws of Luxembourg

By: /s/ Albert Barchard
Name: Albert A. Barchard
Title: Managing Director

LIONBRIDGE LUXEMBOURG S.A.R.L.,

a company incorporated under

the laws of Luxembourg

By: /s/ Albert Barchard
Name: Albert A. Barchard
Title: Managing Director

ADMINISTRATIVE AGENT: WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent on behalf of the Required Lenders

By: /s/
Name: Kevin Burke
Title: Vice President

EXHIBIT A

[FORM OF]
CONSENT TO FIRST AMENDMENT
TO CREDIT AGREEMENT

This Consent is given pursuant to the Credit Agreement, dated as of September 1, 2005 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as defined below), the “Amended Credit Agreement”), by and among LIONBRIDGE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), LIONBRIDGE INTERNATIONAL (f/k/a Lionbridge Technologies Ireland), a company formed under the laws of Ireland and a Subsidiary of the Company (the “Irish Borrower”), LIONBRIDGE TECHNOLOGIES HOLDINGS B.V., a company incorporated under the laws of The Netherlands with corporate seat in Amsterdam and a Subsidiary of the Company (“Lionbridge Holdings BV”), LIONBRIDGE OF EUROPE B.V., a company incorporated under the laws of The Netherlands (“Lionbridge of Europe”; together with the Company, the Irish Borrower and Lionbridge Holdings BV, the “Borrowers”), those Material Domestic Subsidiaries of the Company party hereto (each a “US Guarantor” and collectively, the “US Guarantors”), LIONBRIDGE HOLDINGS LUXEMBOURG S.A.R.L., a company incorporated under the laws of Luxembourg (“Lionbridge Holdings Sarl”), LIONBRIDGE LUXEMBOURG S.A.R.L., a company incorporated under the laws of Luxembourg (“Lionbridge Sarl”), the Subsidiaries of the Irish Borrower and the Dutch Borrowers party hereto (together with the Borrowers, the US Guarantors, Lionbridge Holdings Sarl and Lionbridge Sarl, the “Foreign Guarantors” and each a “Foreign Guarantor”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the amendment of the Credit Agreement effected by the First Amendment to Credit Agreement (the “Amendment”), dated as of      , 2006, by and among the Borrowers, the US Guarantors party thereto, the Foreign Guarantors party thereto and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Consent as of the      day of      , 2006.

     ,
as a Lender

By:	—
Name:	—
Title:	—